SunAmerica Equity Funds

Supplement to the Prospectus dated January 30,
1997

On May 22, 1997, the Board of Trustees of
SunAmerica Equity Funds unanimously approved an Agreement and Plan of Reorganization(the "Plan") with respect to SunAmerica Global Balanced Fund ("Global
Balanced") whereby, subject to shareholder approval of the Plan, all of the assets and liabilities of Global Balanced will be transferred to International
Equity Portfolio, a series of Style Select Series,
Inc., in exchange for shares of International Equity
Portfolio, which will be distributed pro rata by Global Balanced to its shareholders in complete liquidation of Global Balanced. Shareholders will receive the same class of shares of International
Equity that they hold of Global Balanced.

A shareholder meeting has been called for September
5, 1997 at which shareholders of record of Global
Balanced as of June 30, 1997 will be asked to approve the Plan and the proposed transaction.
Proxy materials relating to the proposed Plan have been filed with the Securities and Exchange Commission.
It is anticipated that such materials will be mailed to the shareholders of record of Global Balanced on or about July 7, 1997. If such approval is obtained, the proposed transaction will be consummated on or about
September 12, 1997.

June 4, 1997